                                                                 EXHIBIT 10.60

                                 AMENDMENT TO
                       REAL PROPERTY PURCHASE AGREEMENT
                                     AND
                               LEASE AGREEMENT

     THIS AMENDMENT (the "Amendment") is made effective as of May 14, 1998, to
(1) the Real Property Purchase Agreement (the "Agreement") by and between Capital Automotive L.P., a Delaware limited partnership (the "Partnership"), Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and among others, Cross-Continent Auto Retailers, Inc., a Delaware corporation ("C-Car") and (2) the Lease Agreement (the "Lease") by and between the Partnership and T-West Sales & Service, Inc., a Nevada corporation ("T-West").

                                   RECITALS

     A. The Partnership, the Company and C-Car entered into the Agreement on December 31, 1997, by which C-Car agreed to contribute a certain Property in Las Vegas, Nevada (as identified on Schedule 1.2 of the Agreement) (the "Property") to the Partnership.

     B. The Partnership and T-West entered into the Lease on February 24, 1998, by which the Landlord agreed to let and the T-West agreed to lease certain Leased Properties identified on Exhibit A to the Lease.

     C. The parties hereto have agreed to adjust the purchase price of the Property in exchange for an increase in the Base Annual Rent to be paid by T-West under the Lease, as provided in Section 2.11.4 of the Agreement.

     D. The parties desire to amend the Agreement and the Lease and to undertake certain other obligations as provided in this Amendment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. PURCHASE PRICE ADJUSTMENT. The Purchase Price for the Property shall be THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($13,750,000).

          2. ADJUSTMENT TO LEASE TERMS. The Initial Base Annual Rent under the Lease shall be ONE MILLION FIVE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($1,512,500).

          3. REAFFIRMATION; INTENTION TO BE BOUND. The parties hereto reaffirm that the representations and warranties made by each of the parties in the Agreement and the Lease are true and accurate as of the date hereof. The parties executing this Amendment, on behalf of themselves, their assigns and successors, hereby acknowledge and reaffirm their intention to be bound by the terms and conditions of the Agreement and the Lease.

          4. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.



                      [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.



CAPITAL AUTOMOTIVE L.P.,                CAPITAL AUTOMOTIVE REIT,
a Delaware limited partnership          a Maryland real estate investment trust


By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------


CROSS-CONTINENT AUTO RETAILERS, INC.    T-WEST SALES & SERVICE, INC.
a Delaware corporation                  a Nevada corporation


By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------

                                     3